Exhibit 24-A
POWER OF ATTORNEY

     I, KEVIN G. MOUG, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Chief Financial Officer and Treasurer of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Kevin G. Moug
Kevin G. Moug

In Presence of:

/s/ Gary Spies

/s/ John MacFarlane

POWER OF ATTORNEY

     I, John MacFarlane, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ John MacFarlane
John MacFarlane

In Presence of:

/s/ Gary Spies

/s/ Kevin Moug

POWER OF ATTORNEY

     I, Karen Bohn, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Karen Bohn
Karen Bohn

In Presence of:

/s/ Joyce Nelson Schuette

/s/ John MacFarlane

POWER OF ATTORNEY

     I, Dennis Emmen, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Dennis Emmen
Dennis Emmen

In Presence of:

/s/ Edward J. McIntyre

/s/ Kenneth L. Nelson

POWER OF ATTORNEY

     I, Arvid Liebe, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Arvid Liebe
Arvid Liebe

In Presence of:

/s/ Gary Spies

/s/ Kevin Moug

POWER OF ATTORNEY

     I, Edward J. McIntyre, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Edward J. McIntyre
Edward J. McIntyre

In Presence of:

/s/ Dennis Emmen

/s/ Kenneth Nelson

POWER OF ATTORNEY

     I, Joyce Nelson Schuette, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Joyce Nelson Schuette
Joyce Nelson Schuette

In Presence of:

/s/ Nathan Partain

/s/ Karen Bohn

POWER OF ATTORNEY

     I, Kenneth Nelson, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Kenneth Nelson
Kenneth Nelson

In Presence of:

/s/ John MacFarlane

/s/ Lori Talafous

POWER OF ATTORNEY

     I, Nathan Partain, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Nathan Partain
Nathan Partain

In Presence of:

/s/ Chuck MacFarlane

/s/ Charles R. Hoge

POWER OF ATTORNEY

     I, Gary Spies, do hereby constitute and appoint JOHN D. ERICKSON and GEORGE A. KOECK, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Corporation, the Annual Report of Otter Tail Corporation on Form 10-K for its fiscal year ended December 31, 2006, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date: February 6th, 2007

/s/ Gary Spies
Gary Spies

In Presence of:

/s/ Kevin Moug

/s/ John MacFarlane